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                                                                  EXHIBIT 10.33

                                  P-COM, INC.

                           REVOLVING PROMISSORY NOTE
                                                       San Francisco, California
$25,000,000                                                         May 15, 1998



     FOR VALUE RECEIVED, P-Com, Inc., a Delaware corporation (the "Borrower"),
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promises to pay to the order of Union Bank of California, N.A. (the "Lender")
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the principal amount of Twenty-Five Million Dollars ($25,000,000) or, if less, the aggregate amount of Revolving Loans (as defined in the Credit Agreement referred to below) made by the Lender to the Borrower pursuant to the Credit Agreement referred to below outstanding on the Maturity Date (as defined in the Credit Agreement referred to below) on the Maturity Date.

     The Borrower also promises to pay interest on the unpaid principal amount hereof from the date hereof until paid at the rates and at the times which shall be determined in accordance with the provisions of the Credit Agreement. Notwithstanding any other limitations contained in this Note, Lender does not intend to charge and the Borrower shall not be required to pay any interest or other fees or charges in excess of the maximum permitted by applicable law. Any payments in excess of such maximum shall be refunded to the Borrower or credited against principal.

     All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the office of the Agent described in the Credit Agreement. Until notified of the transfer of this Note, the Borrower shall be entitled to deem the Lender or such person who has been so identified by the transferor in writing to the Borrower as the holder of this Note, as the owner and holder of this Note.

     This Note is referred to in, and is entitled to the benefits of, the Credit Agreement dated as of May 15, 1998 (the "Credit Agreement") among the Borrower,
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the financial institutions named therein and Union Bank of California, N.A. as
Agent. The Credit Agreement, among other things, (i) provides for the making of advances (the "Loans") by the Lender to the Borrower from time to time in an
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aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Loan being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

     The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

     No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligation of the Borrower, which is absolute and
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unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

     The Borrower promises to pay all costs and expenses, including reasonable attorneys' fees, incurred in the collection and enforcement of this Note. The Borrower hereby consents to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waives diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

     This Note shall be governed by, and construed in accordance with, the laws of the state of California without giving effect to its choice of law doctrine.

     IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and delivered by its duly authorized officer, as of the date and the place first above written.


                                 P-Com, Inc.


                                 By: /s/ Michael J. Sophie
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                                 Title: Chief Financial Officer
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